                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ John R. Albers
                                   ------------------------------
                                   John R. Albers

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Roger K. Brooks
                                   ------------------------------
                                   Roger K. Brooks

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Malcolm Candlish
                                   ------------------------------
                                   Malcolm Candlish

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ D T Doan
                                   ------------------------------
                                   D T Doan

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Thomas F. Gaffney
                                   ------------------------------
                                   Thomas F. Gaffney

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Sam C. Kalainov
                                   ------------------------------
                                   Sam C. Kalainov

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ John W. Norris, Jr.
                                   ------------------------------
                                   John W. Norris, Jr.

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Jack C. Pester
                                   ------------------------------
                                   Jack C. Pester

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule, Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ John A. Wing
                                   ------------------------------
                                   John A. Wing

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Michael E. Sproule
                                   ------------------------------
                                   Michael E. Sproule

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to the registration of (i) Quarterly Income Preferred Securities by AmerUs Capital I, an affiliate of AmerUs Life Holdings, Inc. (ii) Junior Subordinated Debentures by AmerUs Life Holdings, Inc., and
(iii) a Guarantee of AmerUs Life Holdings, Inc. with respect to the Quarterly Income Preferred Securities of AmerUs Capital I and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, each of the undersigned has signed his name this 18th day of September, 1996.



                                   /s/ Michael G. Fraizer
                                   ------------------------------
                                   Michael G. Fraizer